MERRILL LYNCH
MULTI-STATE
LIMITED MATURITY
MUNICIPAL
SERIES TRUST




FUND LOGO



Semi-Annual Report

January 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Multi-State
Limited Maturity
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011




Printed on post-consumer recycled paper




MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST



Officers and
Trustees

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Edward J. Andrews, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10005

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Robert R. Martin, Trustee of Merrill Lynch Multi-State Limited
Maturity Municipal Series Trust has recently retired. The Fund's
Board of Trustees wishes Mr. Martin well in his retirement.




Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, January 31, 2000



TO OUR SHAREHOLDERS

The Municipal Market Environment
During the three months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last three months, yields on 30-year US Treasury bonds rose approximately 30 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Index, were 6.34%, an increase of nearly 15 basis points over the last three months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion--$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

Merrill Lynch California Limited
Maturity Municipal Bond Fund
During the quarter ended January 31, 2000, the state of California continued to exhibit strong economic growth led by retail sales, technology, entertainment and a booming construction sector. Employment has achieved annual gains since 1994 and exceeded that of the nation since 1996. For November 1999, the state's seasonally adjusted unemployment rate stood at 4.8%. California's revenue estimates were revised down in 1998--1999 since a moderation in economic activity was expected. However, continued personal income growth, high consumer confidence levels and high employment levels pushed economic activity and tax revenues well above original estimates, helping the state's General Fund to close the year with a $2.4 billion balance. The budget for 1999 - 2000 will use about $750 million of that balance. As a result, the General Fund is currently projecting an end-of-year closing balance of approximately $1.7 billion, including $890 million in the reserve for economic uncertainties. The first four months of the state's new fiscal year have seen revenues well ahead of estimates with both personal income and sales taxes performing very well. The stronger financial position has enabled the state to reduce its operating borrowing to $1 billion, down from $1.7 billion last year and $3 billion the two preceding years. The state's debt position continues to be favorable, with net tax supported debt of about $24.5 billion, or $776 per capita and 2.7% of personal income.

At January 31, 2000, net assets of Merrill Lynch California Limited Maturity Municipal Bond Fund stood at approximately $6.9 million, a decrease of approximately 13% from October quarter-end. By October 31, 1999, we had decided to maintain a neutral investment strategy until US economic growth moderated from the strong growth exhibited in 1999. We kept a small cash position heading into 2000 with the portfolio's duration neutral, at approximately 3 years. As of January 31, 2000, approximately 80% of the Fund's net assets were invested in securities rated AA or better by at least one of the major rating agencies. Higher-rated issues tend to outperform lesser-rated securities in a rising interest rate environment. This strategy enhanced Fund performance as the Federal Reserve Board again increased the Federal Funds rate 25 basis points in November. Interest rates continued to rise in response to the view that the Federal Reserve Board would pursue its efforts to moderate the economy and keep inflationary fears subdued. We expect to continue to maintain our neutral stance in the upcoming months or until US economic growth moderates and the Federal Reserve Board is perceived to be ahead of the inflation curve.

Merrill Lynch Florida Limited
Maturity Municipal Bond Fund
During the quarter ended January 31, 2000, the state of Florida continued to exhibit strong economic growth. The state's economic performance continues to be fueled by nationwide personal income gains, low inflation and surging consumer confidence, which led the state's surging tourism industry, revitalized housing gains and bolstered the state's expanding services industry. The state's December seasonally adjusted unemployment rate stood at 3.7%, below the national average of 4.0%. Financial operations have continued the better-than-expected trend of the past several years, with the state's Budget Stabilization Fund at $787 million, or 4.4% of 1998-- 1999 revenues. Additionally, 1998 - 1999 closed with $573.8 million in combined general and working capital fund balances, which provided 3.2% in increased revenues. While the balance is expected to be reduced to $416 million by the end of this year, the Budget Stabilization Fund is expected to increase to $847 million by fiscal year-end as tax revenues continue to outperform estimates and increase the state's rainy day cushion. State tax-supported debt has remained moderate over a long period and at $12.5 billion is equal to $888 per capita and 3.3% of personal income. The state has initiated a debt affordability study to deal with its rapidly growing educational system and the structure of debt issuance in the years ahead.

At January 31, 2000, net assets of Merrill Lynch Florida Limited Maturity Municipal Bond Fund stood at approximately $14.9 million, an increase of approximately 11% from the October quarter-end. By October 31, 1999, we had decided to maintain a neutral investment strategy until US economic growth moderated from the strong growth exhibited in 1999. We kept a low cash position heading into 2000 with the portfolio's duration below neutral, at 2.8 years. As of January 31, 2000, approximately 85% of the Fund's net assets were invested in securities rated AA or better. Higher-rated issues tend to outperform lesser-rated securities in a rising interest rate environment. This strategy enhanced Fund performance as the Federal Reserve Board once again increased the Federal Funds rate 25 basis points in November. Interest rates continued to rise in response to the view that the Federal Reserve Board would pursue its efforts to moderate the economy and keep inflationary fears subdued. We expect to continue to maintain our neutral stance in the upcoming months or until US economic growth moderates and the Federal Reserve Board is perceived to be ahead of the inflation curve.

In Conclusion
We thank you for your support of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Edward J. Andrews)
Edward J. Andrews
Vice President and Portfolio Manager



March 8, 2000



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, January 31, 2000



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% the next year to 0%. In addition, Class B Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Class C Shares are available only through the exchange privilege.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent
Performance
Results*
                                                                                                      Since
                                                                       3 Month        12 Month      Inception     Standardized
As of January 31, 2000                                               Total Return   Total Return   Total Return   30-day Yield
California Limited Maturity Fund Class A Shares                          -0.09%         -0.94%        +24.13%          2.74%
California Limited Maturity Fund Class B Shares                           0.00          -1.39         +21.32           2.41
California Limited Maturity Fund Class C Shares                          -0.05          -1.11         +21.65           2.60
California Limited Maturity Fund Class D Shares                          -0.07          -1.04         +22.37           2.64
Florida Limited Maturity Fund Class A Shares                             -0.07          -1.41         +22.66           3.22
Florida Limited Maturity Fund Class B Shares                             -0.15          -1.76         +20.00           2.90
Florida Limited Maturity Fund Class C Shares                             -0.02          -1.62         +18.28           3.10
Florida Limited Maturity Fund Class D Shares                             -0.09          -1.51         +20.77           3.12

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The since inception periods for each of the Funds within Merrill Lynch Multi-State Limited Maturity Municipal Series Trust are from 11/26/93 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, January 31, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Returns

California Limited Maturity Fund

                                            % Return Without  % Return With
Class A Shares*                               Sales Charge     Sales Charge**

Year Ended 12/31/99                               -0.56%         -1.56%
Five Years Ended 12/31/99                         +4.26          +4.05
Inception (11/26/93) through 12/31/99             +3.53          +3.36

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                               % Return         % Return
Class C Shares*                               Without CDSC     With CDSC**

Year Ended 12/31/99                               -0.73%         -1.70%
Five Years Ended 12/31/99                         +4.05          +4.05
Inception (10/21/94) through 12/31/99             +3.76          +3.76

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                               % Return         % Return
Class B Shares*                               Without CDSC      With CDSC**

Year Ended 12/31/99                               -0.91%         -1.88%
Five Years Ended 12/31/99                         +3.89          +3.89
Inception (11/26/93) through 12/31/99             +3.17          +3.17

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                            % Return Without  % Return With
Class D Shares*                               Sales Charge     Sales Charge**

Year Ended 12/31/99                               -0.56%         -1.55%
Five Years Ended 12/31/99                         +4.17          +3.96
Inception (10/21/94) through 12/31/99             +3.89          +3.69

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


Florida Limited Maturity Fund

                                            % Return Without  % Return With
Class A Shares*                               Sales Charge     Sales Charge**

Year Ended 12/31/99                               -0.35%         -1.35%
Five Years Ended 12/31/99                         +4.08          +3.87
Inception (11/26/93) through 12/31/99             +3.43          +3.26

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                               % Return         % Return
Class B Shares*                               Without CDSC     With CDSC**

Year Ended 12/31/99                               -0.70%         -1.67%
Five Years Ended 12/31/99                         +3.71          +3.71
Inception (11/26/93) through 12/31/99             +3.06          +3.06

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                               % Return         % Return
Class C Shares*                               Without CDSC     With CDSC**

Year Ended 12/31/99                               -0.55%         -1.52%
Five Years Ended 12/31/99                         +3.55          +3.55
Inception (10/21/94) through 12/31/99             +3.31          +3.31

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                            % Return Without  % Return With
Class D Shares*                               Sales Charge     Sales Charge**

Year Ended 12/31/99                               -0.55%         -1.55%
Five Years Ended 12/31/99                         +3.98          +3.77
Inception (10/21/94) through 12/31/99             +3.73          +3.53

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                California Limited Maturity Municipal Bond Fund
                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount  Issue                                                                Value
California      NR*       A2        $ 400   California Educational Facilities Authority, Revenue Refunding
--98.5%                                     Bonds (Loyola Marymount University), 5.70% due 10/01/2002            $   413
                AAA       Aaa         500   California Health Facilities Finance Authority, Revenue Refunding
                                            Bonds (De Las Companas), Series A, 5.30% due 7/01/2003 (a)               511
                A1+       P1          100   California Pollution Control Financing Authority, PCR, Refunding
                                            (Exxon Project), VRDN, 3% due 12/01/2012 (c)                             100
                                            California State, GO:
                AA-       Aa3         750     6.75% due 10/01/2003                                                   805
                AAA       Aaa         750     6.35% due 11/01/2004 (b)                                               805
                AAA       Aaa         500   California Statewide Communities Development Authority, Lease
                                            Revenue Refunding Bonds (Oakland Convention Center Projects),
                                            5.70% due 10/01/2002 (a)                                                 515
                NR*       A           400   Coachella Valley, California, Water Improvement District No. 71,
                                            Storm Water District, COP (Flood Control Project), 6.60% due
                                            10/01/2002 (d)                                                           428
                BBB-      Aaa         350   Foothill/Eastern Corridor Agency, California, Toll Road Revenue
                                            Refunding Bonds, Senior Lien, Series A, 6% due 1/01/2007 (d)             373
                AAA       Aaa         200   Los Angeles, California, Department of Airports, Airport Revenue
                                            Refunding Bonds, Series A, 6% due 5/15/2005 (b)                          212
                A+        Aa3         650   Los Angeles, California, Department of Water and Power, Electric
                                            Plant Revenue Bonds, 6% due 4/01/2002                                    670
                AA-       Aa1       1,000   Los Angeles County, California, Public Works Financing Authority,
                                            Revenue Refunding Bonds (Capital Construction), 4.80% due
                                            3/01/2004                                                              1,006
                AAA       Aaa         400   Napa County, California, Flood Protection and Watershed
                                            Improvement Authority Revenue Bonds, Series A, 4.60% due
                                            6/15/2009 (b)                                                            385
                AAA       Aaa         500   University of California, Revenue Refunding Bonds (Multi-
                                            Purpose Projects), Series C, 10% due 9/01/2001 (a)                       543


                Total Investments (Cost--$6,523)--98.5%                                                            6,766

                Other Assets Less Liabilities--1.5%                                                                  100
                                                                                                                 -------
                Net Assets--100.0%                                                                               $ 6,866
                                                                                                                 =======



             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
             (d)Prerefunded.
               *Not Rated.

                See Notes to Financial Statements.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, January 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                Florida Limited Maturity Municipal Bond Fund
                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount  Issue                                                                  Value
Florida--86.4%  AAA       Aaa      $1,000   Dade County, Florida, GO, Series I, 6.90% due 7/01/2003 (a)          $ 1,067
                AAA       Aaa         835   Dunedin, Florida, Hospital Revenue Bonds (Mease Health Care),
                                            6.75% due 11/15/2001 (d)(e)                                              882
                AA+       Aa2       1,000   Florida State Board of Education, Capital Outlay, GO (Public
                                            Education), Series B, 5.625% due 6/01/2005                             1,030
                AAA       Aaa       1,730   Florida State Bond Finance Division, Department of General
                                            Services, Revenue Refunding Bonds (Save Our Coast--Department
                                            of Natural Resources Preservation), 6.30% due 7/01/2001 (d)(e)         1,790
                AAA       Aaa         500   Florida State Turnpike Authority, Turnpike Revenue Refunding
                                            Bonds (Department of Transportation), Series A, 5.50% due
                                            7/01/2007 (b)                                                            511
                A         A           100   Hillsborough County, Florida, Capital Improvement Revenue
                                            Refunding Bonds (County Center Project), Second Series,
                                            6.75% due 7/01/2002 (e)                                                  106
                AA        Aa2       1,000   Jacksonville, Florida, Electric Authority, Revenue Refunding
                                            Bonds (Saint John's River), Issue 2, Series 6-C, 6.50% due
                                            10/01/2001                                                             1,028
                AA        NR*       1,000   Jacksonville, Florida, Electric Authority, Special Obligation
                                            Revenue Refunding Bonds (Saint John's River), Third Series,
                                            6.65% due 10/01/2000 (e)                                               1,032
                AA-       A1          650   Lakeland, Florida, Electric and Water Revenue Refunding and
                                            Improvement Bonds, Series B, 5.625% due 10/01/2006 (e)                   673
                AAA       Aaa         250   Lee County, Florida, Water and Sewer Revenue Bonds, Series A,
                                            4.10% due 10/01/2008 (a)                                                 225
                AAA       Aaa         500   North Miami, Florida, Health Facilities Authority, Health
                                            Facility Revenue Refunding Bonds (Bon Secours Health System
                                            Project), 6% due 8/15/2002 (c)(e)                                        524
                AA-       Aaa         850   Orlando, Florida, Utilities Commission, Water and Electric
                                            Revenue Bonds, Sub-Series A, 6.50% due 10/01/2001 (e)                    893
                AAA       Aaa       1,000   Palm Bay, Florida, Utility Revenue Bonds (Palm Bay Utility
                                            Corporation Project), Series B, 6.20% due 10/01/2002 (d)(e)            1,054
                AAA       Aaa         300   Port Orange, Florida, Water and Sewer Revenue Refunding Bonds,
                                            5% due 10/01/2003 (a)                                                    303
                AAA       Aaa         800   Sunrise, Florida, Utility System Revenue Bonds, Series A,
                                            5.75% due 10/01/2006 (a)(e)                                              834
                AAA       Aaa         500   Tallahassee, Florida, Energy System Revenue Bonds, Series B,
                                            4% due 10/01/2004 (c)                                                    472
                AAA       Aaa         400   Tampa, Florida, Water and Sewer Revenue Refunding Bonds,
                                            Series A, 6% due 10/01/2002 (b)(e)                                       416


Guam--4.3%      AAA       NR*         600   Guam Power Authority, Revenue Refunding Bonds, Series A,
                                            6.375% due 10/01/2002 (e)                                                638


Puerto          A         Baa1        900   Puerto Rico Commonwealth, GO, Refunding, 5.30% due 7/01/2004             912
Rico--8.1%      A-        Baa1        275   Puerto Rico Municipal Finance Agency Revenue Bonds, Series A,
                                            6.50% due 7/01/2004 (e)                                                  296


                Total Investments (Cost--$14,682)--98.8%                                                          14,686

                Other Assets Less Liabilities--1.2%                                                                  184
                                                                                                                 -------
                Net Assets--100.0%                                                                               $14,870
                                                                                                                 =======


             (a)AMBAC Insured
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)Prerefunded.
               *Not Rated.


                See Notes to Financial Statements.



Portfolio
Abbreviations

To simplify the listings of Merrill Lynch Multi-State Limited
Maturity Municipal Series Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

COP            Certificates of Participation
GO             General Obligation Bonds
PCR            Pollution Control Revenue Bonds
VRDN           Variable Rate Demand Notes



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, January 31, 2000

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                            California        Florida
                                                                                             Limited          Limited
                                                                                             Maturity         Maturity
                    As of January 31, 2000                                                     Fund             Fund
Assets:             Investments, at value*                                                  $ 6,766,209      $14,686,298
                    Cash                                                                         45,282           27,404
                    Interest receivable                                                         118,707          206,652
                    Prepaid registration fees and other assets                                      662            1,332
                                                                                            -----------      -----------
                    Total assets                                                              6,930,860       14,921,686
                                                                                            -----------      -----------

Liabilities:        Payables:
                      Beneficial interest redeemed                                               52,938               --
                      Dividends to shareholders                                                   3,699            9,678
                      Investment adviser                                                            832            4,279
                      Distributor                                                                 1,064            2,433
                    Accrued expenses and other liabilities                                        6,642           35,111
                                                                                            -----------      -----------
                    Total liabilities                                                            65,175           51,501
                                                                                            -----------      -----------

Net Assets:         Net assets                                                              $ 6,865,685      $14,870,185
                                                                                            ===========      ===========

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited shares authorized                                             $    13,428      $    39,061
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited shares authorized                                                  30,780           75,756
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited shares authorized                                                     291            4,793
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited shares authorized                                                  25,080           33,881
                    Paid-in capital in excess of par                                          6,823,917       15,362,827
                    Accumulated realized capital losses on investments--net                    (271,197)        (649,980)
                    Unrealized appreciation on investments--net                                 243,386            3,847
                                                                                            -----------      -----------
                    Net assets                                                              $ 6,865,685      $14,870,185
                                                                                            ===========      ===========

Net Asset Value:    Class A: Net assets                                                     $ 1,325,108      $ 3,785,899
                                                                                            ===========      ===========
                      Shares outstanding                                                        134,275          390,613
                                                                                            ===========      ===========
                      Net asset value                                                       $      9.87      $      9.69
                                                                                            ===========      ===========
                    Class B: Net assets                                                     $ 3,036,058      $ 7,341,871
                                                                                            ===========      ===========
                      Shares outstanding                                                        307,796          757,556
                                                                                            ===========      ===========
                      Net asset value                                                       $      9.86      $      9.69
                                                                                            ===========      ===========
                    Class C: Net assets                                                     $    28,746      $   461,130
                                                                                            ===========      ===========
                      Shares outstanding                                                          2,913           47,925
                                                                                            ===========      ===========
                      Net asset value                                                       $      9.87      $      9.62
                                                                                            ===========      ===========
                    Class D: Net assets                                                     $ 2,475,773      $ 3,281,285
                                                                                            ===========      ===========
                      Shares outstanding                                                        250,800          338,813
                                                                                            ===========      ===========
                      Net asset value                                                       $      9.87      $      9.68
                                                                                            ===========      ===========
                   *Identified cost                                                         $ 6,522,823      $14,682,451
                                                                                            ===========      ===========

                    See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
                                                                                            California         Florida
                                                                                             Limited           Limited
                                                                                             Maturity          Maturity
                    For the Six Months Ended January 31, 2000                                  Fund              Fund
Investment Income:  Interest and amortization of premium and discount earned                $   190,505      $   345,997

Expenses:           Professional fees                                                            24,699           26,095
                    Investment advisory fees                                                     13,682           24,724
                    Printing and shareholder reports                                             13,142           10,562
                    Trustees' fees and expenses                                                   8,369           14,347
                    Account maintenance and distribution fees--Class B                            6,049           12,865
                    Accounting services                                                           3,834           14,962
                    Registration fees                                                             6,346            8,612
                    Pricing fees                                                                  1,465            1,557
                    Custodian fees                                                                1,247            1,760
                    Account maintenance fees--Class D                                             1,463            1,388
                    Transfer agent fees--Class B                                                    656            1,144
                    Transfer agent fees--Class D                                                    435              340
                    Transfer agent fees--Class A                                                    200              479
                    Account maintenance and distribution fees--Class C                               72               90
                    Transfer agent fees--Class C                                                     24               22
                    Other                                                                           940            1,228
                                                                                            -----------      -----------
                    Total expenses before reimbursement                                          82,623          120,175
                    Reimbursement of expenses                                                    (7,818)              --
                                                                                            -----------      -----------
                    Total expenses after reimbursement                                           74,805          120,175
                                                                                            -----------      -----------
                    Investment income--net                                                      115,700          225,822
                                                                                            -----------      -----------

Realized &          Realized gain on investments--net                                            26,839            9,352
Unrealized          Change in unrealized appreciation on investments--net                      (159,729)        (261,643)
Gain (Loss) on                                                                              -----------      -----------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                    $   (17,190)     $   (26,469)
                                                                                            ===========      ===========

                    See Notes to Financial Statements.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, January 31, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                          California Limited         Florida Limited
                                                                            Maturity Fund             Maturity Fund
                                                                     For the Six      For the    For the Six    For the
                                                                     Months Ended    Year Ended  Months Ended  Year Ended
                                                                     January 31,      July 31,   January 31,    July 31,
                    Increase (Decrease) in Net Assets:                   2000           1999         2000         1999
Operations:         Investment income--net                           $   115,700  $   291,247  $   225,822   $   574,753
                    Realized gain on investments--net                     26,839       38,866        9,352        49,224
                    Change in unrealized appreciation on
                    investments--net                                    (159,729)    (116,580)    (261,643)     (282,262)
                                                                     -----------  -----------  -----------   -----------
                    Net increase (decrease) in net assets
                    resulting from operations                            (17,190)     213,533      (26,469)      341,715
                                                                     -----------  -----------  -----------   -----------

Dividends to        Investment income--net:
Shareholders:         Class A                                            (21,145)     (46,359)     (65,954)     (156,605)
                      Class B                                            (48,380)    (125,870)    (111,914)     (247,981)
                      Class C                                             (1,437)      (3,446)      (2,007)       (1,739)
                      Class D                                            (44,738)    (115,572)     (45,947)     (168,428)
                                                                     -----------  -----------  -----------   -----------
                    Net decrease in net assets resulting from
                    dividends to shareholders                           (115,700)    (291,247)    (225,822)     (574,753)
                                                                     -----------  -----------  -----------   -----------

Beneficial          Net increase (decrease) in net assets
Interest            derived from beneficial interest
Transactions:       transactions                                      (1,263,169)    (741,002)     694,260    (4,046,299)
                                                                     -----------  -----------  -----------   -----------

Net Assets:         Total increase (decrease) in net assets           (1,396,059)    (818,716)     441,969    (4,279,337)
                    Beginning of period                                8,261,744    9,080,460   14,428,216    18,707,553
                                                                     -----------  -----------  -----------   -----------
                    End of period                                    $ 6,865,685  $ 8,261,744  $14,870,185   $14,428,216
                                                                     ===========  ===========  ===========   ===========

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                   California Limited Maturity Fund
                                                                                               Class A
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended
                                                                      January 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                   2000        1999       1998      1997       1996
Per Share           Net asset value, beginning of period               $   10.03  $   10.13   $   10.22  $   10.05  $    9.99
Operating                                                              ---------  ---------   ---------  ---------  ---------
Performance:        Investment income--net                                   .16        .32         .39        .38        .39
                    Realized and unrealized gain (loss) on
                    investments--net                                        (.16)      (.10)       (.09)       .17        .06
                                                                       ---------  ---------   ---------  ---------  ---------
                    Total from investment operations                          --        .22         .30        .55        .45
                                                                       ---------  ---------   ---------  ---------  ---------
                    Less dividends from investment income--net              (.16)      (.32)       (.39)      (.38)      (.39)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Net asset value, end of period                     $    9.87  $   10.03   $   10.13  $   10.22  $   10.05
                                                                       =========  =========   =========  =========  =========

Total Investment    Based on net asset value per share                     (.03%)++   2.20%       2.96%      5.57%      4.56%
Return:**                                                              =========  =========   =========  =========  =========

Ratios to Average   Expenses, net of reimbursement                         1.72%*     1.59%       1.12%      1.08%       .94%
Net Assets:                                                            =========  =========   =========  =========  =========
                    Expenses                                               1.92%*     1.79%       1.32%      1.28%      1.30%
                                                                       =========  =========   =========  =========  =========
                    Investment income--net                                 3.15%*     3.18%       3.82%      3.75%      3.89%
                                                                       =========  =========   =========  =========  =========

Supplemental        Net assets, end of period (in thousands)           $   1,325  $   1,294   $   1,460  $   3,152  $   3,162
Data:                                                                  =========  =========   =========  =========  =========
                    Portfolio turnover                                    10.12%     44.37%      24.65%     26.86%     11.09%
                                                                       =========  =========   =========  =========  =========


                                                                                   California Limited Maturity Fund
                                                                                               Class B
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended
                                                                      January 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                   2000       1999        1998       1997      1996
Per Share           Net asset value, beginning of period               $   10.03  $   10.12   $   10.21  $   10.04  $    9.99
Operating                                                              ---------  ---------   ---------  ---------  ---------
Performance:        Investment income--net                                   .14        .29         .35        .34        .36
                    Realized and unrealized gain (loss) on
                    investments--net                                        (.17)      (.09)       (.09)       .17        .05
                                                                       ---------  ---------   ---------  ---------  ---------
                    Total from investment operations                        (.03)       .20         .26        .51        .41
                                                                       ---------  ---------   ---------  ---------  ---------
                    Less dividends from investment income--net              (.14)      (.29)       (.35)      (.34)      (.36)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Net asset value, end of period                     $    9.86      10.03   $   10.12  $   10.21  $   10.04
                                                                       =========  =========   =========  =========  =========

Total Investment    Based on net asset value per share                     (.31%)++   1.93%       2.59%      5.20%      4.08%
Return:**                                                              =========  =========   =========  =========  =========


Ratios to Average   Expenses, net of reimbursement                         2.07%*     1.94%       1.51%      1.44%      1.30%
Net Assets:                                                            =========  =========   =========  =========  =========
                    Expenses                                               2.27%*     2.14%       1.71%      1.64%      1.66%
                                                                       =========  =========   =========  =========  =========
                    Investment income--net                                 2.79%*     2.83%       3.45%      3.39%      3.53%
                                                                       =========  =========   =========  =========  =========

Supplemental        Net assets, end of period (in thousands)           $   3,036  $   3,718   $   4,812  $   6,879  $   9,919
Data:                                                                  =========  =========   =========  =========  =========
                    Portfolio turnover                                    10.12%     44.37%      24.65%     26.86%     11.09%
                                                                       =========  =========   =========  =========  =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, January 31, 2000


FINANCIAL HIGHLIGHTS (continued)
                                                                                   California Limited Maturity Fund
                                                                                               Class C
                                                                          For the
The following per share data and ratios have been derived                Six Months
from information provided in the financial statements.                     Ended
                                                                        January 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                     2000      1999       1998      1997       1996
Per Share           Net asset value, beginning of period               $   10.03  $   10.12   $   10.22  $   10.05  $    9.99
Operating                                                              ---------  ---------   ---------  ---------  ---------
Performance:        Investment income--net                                   .15        .31         .37        .36        .37
                    Realized and unrealized gain (loss) on
                    investments--net                                        (.16)      (.09)       (.10)       .17        .06
                                                                       ---------  ---------   ---------  ---------  ---------
                    Total from investment operations                        (.01)       .22         .27        .53        .43
                                                                       ---------  ---------   ---------  ---------  ---------
                    Less dividends from investment income--net              (.15)      (.31)       (.37)      (.36)      (.37)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Net asset value, end of period                     $    9.87  $   10.03   $   10.12  $   10.22  $   10.05
                                                                       =========  =========   =========  =========  =========

Total Investment    Based on net asset value per share                     (.11%)++   2.12%       2.68%      5.39%      4.35%
Return:**                                                              =========  =========   =========  =========  =========

Ratios to Average   Expenses, net of reimbursement                         1.88%*     1.76%       1.36%      1.25%      1.14%
Net Assets:                                                            =========  =========   =========  =========  =========
                    Expenses                                               2.08%*     1.96%       1.56%      1.45%      1.50%
                                                                       =========  =========   =========  =========  =========
                    Investment income--net                                 2.97%*     3.00%       3.61%      3.58%      3.69%
                                                                       =========  =========   =========  =========  =========

Supplemental        Net assets, end of period (in thousands)           $      29  $     114   $      95  $      57  $      55
Data:                                                                  =========  =========   =========  =========  =========
                    Portfolio turnover                                    10.12%     44.37%      24.65%     26.86%     11.09%
                                                                       =========  =========   =========  =========  =========

                                                                                   California Limited Maturity Fund
                                                                                               Class D
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended
                                                                      January 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                   2000        1999       1998       1997       1996
Per Share           Net asset value, beginning of period               $   10.04  $   10.13   $   10.22  $   10.05  $    9.99
Operating                                                              ---------  ---------   ---------  ---------  ---------
Performance:        Investment income--net                                   .15        .31         .38        .37        .38
                    Realized and unrealized gain (loss) on
                    investments--net                                        (.17)      (.09)       (.09)       .17        .06
                                                                       ---------  ---------   ---------  ---------  ---------
                    Total from investment operations                        (.02)       .22         .29        .54        .44
                                                                       ---------  ---------   ---------  ---------  ---------
                    Less dividends from investment income--net              (.15)      (.31)       (.38)      (.37)      (.38)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Net asset value, end of period                     $    9.87  $   10.04   $   10.13  $   10.22  $   10.05
                                                                       =========  =========   =========  =========  =========

Total Investment    Based on net asset value per share                     (.18%)++   2.20%       2.86%      5.47%      4.46%
Return:**                                                              =========  =========   =========  =========  =========

Ratios to Average   Expenses, net of reimbursement                         1.81%*     1.67%       1.25%      1.15%      1.06%
Net Assets:                                                            =========  =========   =========  =========  =========
                    Expenses                                               2.01%*     1.87%       1.45%      1.35%      1.40%
                                                                       =========  =========   =========  =========  =========
                    Investment income--net                                 3.05%*     3.09%       3.70%      3.69%      3.77%
                                                                       =========  =========   =========  =========  =========

Supplemental        Net assets, end of period (in thousands)           $   2,476  $   3,136   $   2,713  $   4,043  $   2,185
Data:                                                                  =========  =========   =========  =========  =========
                    Portfolio turnover                                    10.12%     44.37%      24.65%     26.86%     11.09%
                                                                       =========  =========   =========  =========  =========


                                                                                    Florida Limited Maturity Fund
                                                                                              Class A
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                   Ended
                                                                      January 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000        1999       1998       1997       1996
Per Share           Net asset value, beginning of period               $    9.87  $   10.00   $   10.07  $    9.96  $   10.02
Operating                                                              ---------  ---------   ---------  ---------  ---------
Performance:        Investment income--net                                   .17        .33         .38        .40        .40
                    Realized and unrealized gain (loss) on
                    investments--net                                        (.18)      (.13)       (.07)       .11       (.06)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Total from investment operations                        (.01)       .20         .31        .51        .34
                                                                       ---------  ---------   ---------  ---------  ---------
                    Less dividends from investment income--net              (.17)      (.33)       (.38)      (.40)      (.40)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Net asset value, end of period                     $    9.69  $    9.87   $   10.00  $   10.07  $    9.96
                                                                       =========  =========   =========  =========  =========

Total Investment    Based on net asset value per share                     (.14%)++   2.01%       3.17%      5.20%      3.45%
Return:**                                                              =========  =========   =========  =========  =========

Ratios to Average   Expenses, net of reimbursement                         1.49%*     1.48%       1.19%      1.09%       .89%
Net Assets:                                                            =========  =========   =========  =========  =========
                    Expenses                                               1.49%*     1.48%       1.19%      1.09%       .97%
                                                                       =========  =========   =========  =========  =========
                    Investment income--net                                 3.39%*     3.31%       3.81%      3.98%      4.01%
                                                                       =========  =========   =========  =========  =========

Supplemental        Net assets, end of period (in thousands)           $   3,786  $   4,055   $   5,331  $   6,376  $   7,874
Data:                                                                  =========  =========   =========  =========  =========
                    Portfolio turnover                                    15.38%     18.60%      39.52%     35.67%     39.90%
                                                                       =========  =========   =========  =========  =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, January 31, 2000


FINANCIAL HIGHLIGHTS (concluded)
                                                                                   Florida Limited Maturity Fund
                                                                                              Class B
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                     January 31,          For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000        1999       1998       1997       1996
Per Share           Net asset value, beginning of period               $    9.86  $   10.00   $   10.07  $    9.96  $   10.02
Operating                                                              ---------  ---------   ---------  ---------  ---------
Performance:        Investment income--net                                   .15        .30         .35        .36        .37
                    Realized and unrealized gain (loss) on
                    investments--net                                        (.17)      (.14)       (.07)       .11       (.06)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Total from investment operations                        (.02)       .16         .28        .47        .31
                                                                       ---------  ---------   ---------  ---------  ---------
                    Less dividends from investment income--net              (.15)      (.30)       (.35)      (.36)      (.37)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Net asset value, end of period                     $    9.69  $    9.86   $   10.00  $   10.07  $    9.96
                                                                       =========  =========   =========  =========  =========

Total Investment    Based on net asset value per share                     (.22%)++   1.54%       2.80%      4.83%      3.08%
Return:**                                                              =========  =========   =========  =========  =========

Ratios to Average   Expenses, net of reimbursement                         1.85%*     1.84%       1.54%      1.45%      1.24%
Net Assets:                                                            =========  =========   =========  =========  =========
                    Expenses                                               1.85%*     1.84%       1.54%      1.45%      1.32%
                                                                       =========  =========   =========  =========  =========
                    Investment income--net                                 3.04%*     2.95%       3.46%      3.63%      3.66%
                                                                       =========  =========   =========  =========  =========

Supplemental        Net assets, end of period (in thousands)           $   7,342  $   7,787   $   8,014  $  11,461  $  13,690
Data:                                                                  =========  =========   =========  =========  =========
                    Portfolio turnover                                    15.38%     18.60%      39.52%     35.67%     39.90%
                                                                       =========  =========   =========  =========  =========

                                                                              Florida Limited Maturity Fund
                                                                                         Class C
                                                                        For the
The following per share data and ratios have been derived              Six Months
from information provided in the financial statements.                  Ended
                                                                      January 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                   2000      1999        1998       1997       1996
Per Share           Net asset value, beginning of period               $    9.80  $    9.93   $   10.00  $    9.90  $   10.01
Operating                                                              ---------  ---------   ---------  ---------  ---------
Performance:        Investment income--net                                   .16        .30         .33        .38        .36
                    Realized and unrealized gain (loss) on
                    investments--net                                        (.18)      (.13)       (.07)       .10       (.11)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Total from investment operations                        (.02)       .17         .26        .48        .25
                                                                       ---------  ---------   ---------  ---------  ---------
                    Less dividends from investment income--net              (.16)      (.30)       (.33)      (.38)      (.36)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Net asset value, end of period                     $    9.62  $    9.80   $    9.93  $   10.00  $    9.90
                                                                       =========  =========   =========  =========  =========

Total Investment    Based on net asset value per share                     (.25%)++   1.68%       2.65%      4.93%      2.48%
Return:**                                                              =========  =========   =========  =========  =========

Ratios to Average   Expenses, net of reimbursement                         1.58%*     1.66%       1.29%      1.26%      1.21%
Net Assets:                                                            =========  =========   =========  =========  =========
                    Expenses                                               1.58%*     1.66%       1.29%      1.26%      1.23%
                                                                       =========  =========   =========  =========  =========
                    Investment income--net                                 3.33%*     3.06%       3.78%      3.83%      3.75%
                                                                       =========  =========   =========  =========  =========

Supplemental        Net assets, end of period (in thousands)           $     461  $      64   $       1  $      60  $      52
Data:                                                                  =========  =========   =========  =========  =========
                    Portfolio turnover                                    15.38%     18.60%      39.52%     35.67%     39.90%
                                                                       =========  =========   =========  =========  =========

                                                                                    Florida Limited Maturity Fund
                                                                                               Class D
                                                                          For the
The following per share data and ratios have been derived                Six Months
from information provided in the financial statements.                     Ended
                                                                        January 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                     2000      1999       1998      1997       1996
Per Share           Net asset value, beginning of period               $    9.86  $   10.00   $   10.06  $    9.95  $   10.01
Operating                                                              ---------  ---------   ---------  ---------  ---------
Performance:        Investment income--net                                   .16        .32         .37        .39        .39
                    Realized and unrealized gain (loss) on
                    investments--net                                        (.18)      (.14)       (.06)       .11       (.06)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Total from investment operations                        (.02)       .18         .31        .50        .33
                                                                       ---------  ---------   ---------  ---------  ---------
                    Less dividends from investment income--net              (.16)      (.32)       (.37)      (.39)      (.39)
                                                                       ---------  ---------   ---------  ---------  ---------
                    Net asset value, end of period                     $    9.68  $    9.86   $   10.00  $   10.06  $    9.95
                                                                       =========  =========   =========  =========  =========

Total Investment    Based on net asset value per share                     (.19%)++   1.80%       3.17%      5.10%      3.35%
Return:**                                                              =========  =========   =========  =========  =========

Ratios to Average   Expenses, net of reimbursement                         1.58%*     1.57%       1.29%      1.19%       .99%
Net Assets:                                                            =========  =========   =========  =========  =========
                    Expenses                                               1.58%*     1.57%       1.29%      1.19%      1.07%
                                                                       =========  =========   =========  =========  =========
                    Investment income--net                                 3.30%*     3.21%       3.71%      3.88%      3.91%
                                                                       =========  =========   =========  =========  =========

Supplemental        Net assets, end of period (in thousands)           $   3,281  $   2,522   $   5,362  $   7,733  $   6,406
Data:                                                                  =========  =========   =========  =========  =========
                    Portfolio turnover                                    15.38%     18.60%      39.52%     35.67%     39.90%
                                                                       =========  =========   =========  =========  =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, January 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company consisting of two separate series: Merrill Lynch California Limited Maturity Municipal Bond Fund ("California Limited Maturity Fund") and Merrill Lynch Florida Limited Maturity Municipal Bond Fund ("Florida Limited Maturity Fund"). Each series of the Trust is referred to herein as a "Fund." Each Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Funds invest are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--Each Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into Distribution Agreements and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at the annual rate of .35% of that Fund's average daily net assets.

For the six months ended January 31, 2000, FAM earned fees of $13,682 from California Limited Maturity Fund, of which $7,818 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds pay the Distributor ongoing account maintenance and distribution fees. The Distributor voluntarily did not collect any Class C distribution fees for the six months ended January 31, 2000. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account
                             Maintenance   Distribution
                                 Fee            Fee

Class B                          .15%           .20%
Class C                          .15%           .20%
Class D                          .10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions of $2 and $24, respectively, on sales of the Florida Limited Maturity Fund's Class D Shares.

MLPF&S received contingent deferred sales charges relating to transactions in Class B Shares as follows:


                                         Class B
                                          Shares

California Limited Maturity Fund           $294
Florida Limited Maturity Fund              $189


Furthermore, MLPF&S received contingent deferred sales charges of $976 relating to transactions subject to front end sales charge waivers in Class D Shares in California Limited Maturity Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were as follows:

                                      Purchases         Sales

California Limited Maturity Fund      $  748,325     $1,799,034
Florida Limited Maturity Fund         $2,846,630     $2,105,490


Net realized gains (losses) for the six months ended January 31, 2000 and net unrealized gains as of January 31, 2000 were as follows:

                                        Realized      Unrealized
California Limited Maturity Fund         Gains          Gains

Long-term investments                  $  26,839      $ 243,386
                                       ---------      ---------
Total                                  $  26,839      $ 243,386
                                       =========      =========


                                        Realized      Unrealized
Florida Limited Maturity Fund         Gains (Losses)     Gains

Long-term investments                  $  10,933      $   3,847
Short-term investments                    (1,581)            --
                                       ---------      ---------
Total                                  $   9,352      $   3,847
                                       =========      =========


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, January 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


As of January 31, 2000, net unrealized appreciation and the aggregate cost of investments for Federal income tax purposes were as follows:

Limited        Gross          Gross           Net           Aggregate
Maturity     Unrealized     Unrealized     Unrealized        Cost of
Fund        Appreciation   Depreciation   Appreciation     Investments

California     $270,256     $ (26,870)      $243,386       $ 6,522,823
Florida         134,197      (130,350)         3,847        14,682,451


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions were as follows:

                                      For the Six         For the
                                      Months Ended       Year Ended
                                    January 31, 2000   July 31, 1999

California Limited Maturity Fund       $(1,263,169)    $  (741,002)
Florida Limited Maturity Fund              694,260      (4,046,299)


Transactions in shares of beneficial interest for each class were as follows:

California Limited Maturity Fund
Class A Shares for the Six Months                           Dollar
Ended January 31, 2000                     Shares           Amount

Shares sold                                 12,258      $   121,978
Shares issued to shareholders in
reinvestment of dividends                    1,103           10,950
                                        ----------      -----------
Total issued                                13,361          132,928
Shares redeemed                             (7,990)         (78,778)
                                        ----------      -----------
Net increase                                 5,371      $    54,150
                                        ==========      ===========



California Limited Maturity Fund
Class A Shares for the Year                                 Dollar
Ended July 31, 1999                        Shares           Amount

Shares sold                                  7,460      $    76,225
Shares issued to shareholders in
reinvestment of dividends                    2,442           24,887
                                        ----------      -----------
Total issued                                 9,902          101,112
Shares redeemed                            (25,118)        (253,933)
                                        ----------      -----------
Net decrease                               (15,216)     $  (152,821)
                                        ==========      ===========


California Limited Maturity Fund
Class B Shares for the Six Months                           Dollar
Ended January 31, 2000                     Shares           Amount

Shares sold                                  7,148      $    70,766
Shares issued to shareholders in
reinvestment of dividends                    3,253           32,275
                                        ----------      -----------
Total issued                                10,401          103,041
Automatic conversion of shares              (1,250)         (12,427)
Shares redeemed                            (72,109)        (714,530)
                                        ----------      -----------
Net decrease                               (62,958)     $  (623,916)
                                        ==========      ===========


California Limited Maturity Fund
Class B Shares for the Year                                 Dollar
Ended July 31, 1999                        Shares           Amount

Shares sold                                101,369      $ 1,035,278
Shares issued to shareholders in
reinvestment of dividends                    8,529           86,934
                                        ----------      -----------
Total issued                               109,898        1,122,212
Shares redeemed                           (214,493)      (2,187,382)
                                        ----------      -----------
Net decrease                              (104,595)     $(1,065,170)
                                        ==========      ===========


California Limited Maturity Fund
Class C Shares for the Six Months                           Dollar
Ended January 31, 2000                     Shares           Amount

Shares issued to shareholders in
reinvestment of dividends                       56      $       550
Shares redeemed                             (8,509)         (84,238)
                                        ----------      -----------
Net decrease                                (8,453)     $   (83,688)
                                        ==========      ===========


California Limited Maturity Fund
Class C Shares for the Year                                 Dollar
Ended July 31, 1999                        Shares           Amount

Shares sold                                  3,433      $    35,335
Shares issued to shareholders in
reinvestment of dividends                      136            1,384
                                        ----------      -----------
Total issued                                 3,569           36,719
Shares redeemed                             (1,643)         (16,810)
                                        ----------      -----------
Net increase                                 1,926      $    19,909
                                        ==========      ===========


California Limited Maturity Fund
Class D Shares for the Six Months                           Dollar
Ended January 31, 2000                     Shares           Amount

Shares sold                                      1      $        15
Automatic conversion of shares               1,249           12,427
Shares issued to shareholders in
reinvestment of dividends                    4,154           41,264
                                        ----------      -----------
Total issued                                 5,404           53,706
Shares redeemed                            (66,993)        (663,421)
                                        ----------      -----------
Net decrease                               (61,589)     $  (609,715)
                                        ==========      ===========


California Limited Maturity Fund
Class D Shares for the Year                                 Dollar
Ended July 31, 1999                        Shares           Amount

Shares sold                                417,306      $ 4,272,631
Shares issued to shareholders in
reinvestment of dividends                   10,109          103,130
                                        ----------      -----------
Total issued                               427,415        4,375,761
Shares redeemed                           (382,844)      (3,918,681)
                                        ----------      -----------
Net increase                                44,571      $   457,080
                                        ==========      ===========


Florida Limited Maturity Fund
Class A Shares for the Six Months                           Dollar
Ended January 31, 2000                     Shares           Amount

Shares sold                                 22,107      $   216,101
Shares issued to shareholders in
reinvestment of dividends                    1,118           10,913
                                        ----------      -----------
Total issued                                23,225          227,014
Shares redeemed                            (43,683)        (427,150)
                                        ----------      -----------
Net decrease                               (20,458)     $  (200,136)
                                        ==========      ===========


Florida Limited Maturity Fund
Class A Shares for the Year                                 Dollar
Ended July 31, 1999                        Shares           Amount

Shares sold                                 28,676      $   289,114
Shares issued to shareholders in
reinvestment of dividends                    3,544           35,627
                                        ----------      -----------
Total issued                                32,220          324,741
Shares redeemed                           (153,998)      (1,547,761)
                                        ----------      -----------
Net decrease                              (121,778)     $(1,223,020)
                                        ==========      ===========


Florida Limited Maturity Fund
Class B Shares for the Six Months                           Dollar
Ended January 31, 2000                     Shares           Amount

Shares sold                                 97,027      $   945,380
Shares issued to shareholders in
reinvestment of dividends                    5,394           52,689
                                        ----------      -----------
Total issued                               102,421          998,069
Shares redeemed                           (134,193)      (1,312,102)
                                        ----------      -----------
Net decrease                               (31,772)     $  (314,033)
                                        ==========      ===========


Florida Limited Maturity Fund
Class B Shares for the Year                                 Dollar
Ended July 31, 1999                        Shares           Amount

Shares sold                                359,650      $ 3,629,639
Shares issued to shareholders in
reinvestment of dividends                   11,689          117,363
                                        ----------      -----------
Total issued                               371,339        3,747,002
Shares redeemed                           (383,122)      (3,862,896)
                                        ----------      -----------
Net decrease                               (11,783)     $  (115,894)
                                        ==========      ===========


Florida Limited Maturity Fund
Class C Shares for the Six Months                           Dollar
Ended January 31, 2000                     Shares           Amount

Shares sold                                 46,402      $   447,792
Shares issued to shareholders in
reinvestment of dividends                      110            1,072
                                        ----------      -----------
Total issued                                46,512          448,864
Shares redeemed                             (5,093)         (49,400)
                                        ----------      -----------
Net increase                                41,419      $   399,464
                                        ==========      ===========


Florida Limited Maturity Fund
Class C Shares for the Year                                 Dollar
Ended July 31, 1999                        Shares           Amount

Shares sold                                 14,831      $   148,588
Shares issued to shareholders in
reinvestment of dividends                      114            1,132
                                        ----------      -----------
Total issued                                14,945          149,720
Shares redeemed                             (8,565)         (85,527)
                                        ----------      -----------
Net increase                                 6,380      $    64,193
                                        ==========      ===========



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, January 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Florida Limited Maturity Fund
Class D Shares for the Six Months                           Dollar
Ended January 31, 2000                     Shares           Amount

Shares sold                                187,234      $ 1,822,063
Shares issued to shareholders in
reinvestment of dividends                    1,144           11,165
                                        ----------      -----------
Total issued                               188,378        1,833,228
Shares redeemed                           (105,428)      (1,024,263)
                                        ----------      -----------
Net increase                                82,950      $   808,965
                                        ==========      ===========


Florida Limited Maturity Fund
Class D Shares for the Year                                 Dollar
Ended July 31, 1999                        Shares           Amount

Shares sold                                 84,836      $   854,705
Shares issued to shareholders in
reinvestment of dividends                    3,256           32,702
                                        ----------      -----------
Total issued                                88,092          887,407
Shares redeemed                           (368,434)      (3,658,985)
                                        ----------      -----------
Net decrease                              (280,342)     $(2,771,578)
                                        ==========      ===========



5. Capital Loss Carryforward:
At July 31, 1999, each Fund of the Trust had an approximate net capital loss carryforward as follows: $260,000 in the California Limited Maturity Fund, all of which expires in 2004; and $631,000 in the Florida Limited Maturity Fund, of which $431,000 expires in 2003 and $200,000 expires in 2004. These amounts will be available to offset like amounts of any future taxable gains.